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                                                                    Exhibit 10.4




                                    FORM OF FOURTH AMENDMENT dated as of
                           January 1, 2002 (this "Amendment"), to the THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT dated as of February 1, 2000 (the "Restated LLC Agreement"), of ASBURY AUTOMOTIVE GROUP L.L.C. (formerly known as Asbury Automotive Oregon L.L.C.), a Delaware limited liability company (the "Company"). Capitalized terms used herein have the respective meanings set forth in the Restated LLC Agreement.

         WHEREAS pursuant to Section 13.02 of the Restated LLC Agreement, the Board of Directors may amend or modify the Restated LLC Agreement at any time and from time to time without the consent of any Member in order to effect any issuance of Interests (or options to acquire Interests) or any adjustment to the Percentage Interests pursuant to Article IV thereof;

         WHEREAS the Company has hired Thomas F. Gilman ("Gilman") and Thomas G. McCollum ("McCollum") as senior management employees and agreed to sell Interests in the Company to such employees (the "Management Interests");

         WHEREAS the Company has agreed to sell Interests in the Company to Joseph Umbriano ("Umbriano") and Paula Tabar ("Tabar") in exchange for their respective minority interests in certain majority owned subsidiaries of Asbury Automotive Jacksonville, L.P. (the "Jacksonville Interests");

         WHEREAS Thomas Moore ("Moore"), a member of the Company, has sold all of his Interests in the Company to Steve Silverio ("Silverio") (the "Silverio Transfer");

         WHEREAS the Company has agreed to issue a Carried Interest to Robert Dennis ("Dennis") of 0.48 percent (the "Dennis Carried Interest");


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         WHEREAS, Asbury Automotive Holdings L.L.C. (formerly known as Asbury
Automotive Group L.L.C.), a Delaware limited liability company ("AAH"), has agreed to transfer to Dennis a portion of its Interest representing a percentage interest in the Company of 0.08% effective as of September 1, 2001 (the "Dennis Transfer").

         NOW, THEREFORE, the Board of Directors deems it necessary and appropriate to amend the Restated LLC Agreement as follows in order to give effect to the issuance of the Management Interests, the Jacksonville Interests, the Silverio Transfer, the Dennis Carried Interest and the Dennis Transfer:

                                    ARTICLE I

                                   AMENDMENTS

         SECTION 1.01. AMENDMENTS TO SCHEDULE II. (a) Schedule II is hereby amended, effective as of September 1, 2001, to reflect the transfer of Interests from AAH to Dennis as follows:

                                                          Percentage
                Effective                 Initial         Interest as
                Date of                   Capital         of Issuance
Member          Issuance                  Account         Date
------          --------                  -------         ----
Robert
Dennis          September 1, 2001         $308,310        0.08%

A revised Schedule II, reflecting the Dennis Transfer effective as of September 1, 2001, is set forth on Exhibit I to this Amendment.

         (b) Schedule II is hereby amended, effective as of December 31, 2001, to reflect the issuance of Interests to Umbriano and Tabar and the transfer of Interests from Moore to Silverio as follows:


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
                                                              Percentage
                Effective                 Initial             Interest as
                Date of                   Capital             of Issuance
Member          Issuance                  Account             Date
------          --------                  -------             ----
Joseph          July 1, 2001              $110,765            0.0287%
Umbriano

Paula Tabar     July 1, 2001              $366,765            0.0952%

Steve           December 31, 2001         Capital Account     Interest
Silverio                                  owned by Moore      owned by
                                          as of December      Moore
                                          31, 2001            as of
                                                              December 31,
                                                              2001


A revised Schedule II reflecting the issuances of the Jacksonville Interests an the Silverio Transfer effective as of December 31, 2001 is set forth on Exhibit II to this Amendment.

         (c) Schedule II is hereby amended, effective as of January 1, 2002, to reflect the issuance of Interests to Gilman and McCollum as follows:

                                                              Percentage
                Effective                 Initial             Interest as
                Date of                   Capital             of Issuance
Member          Issuance                  Account             Date
------          --------                  -------             ----
Thomas F.       January 1, 2002           $  500,000          0.1295%
Gilman

Thomas G.       January 1, 2002           $  300,000          0.0777%
McCollum

A revised Schedule II, reflecting issuances of the Management Interests effective as of January 1, 2002, is set forth on Exhibit III to this Amendment.

         (d) Each of Gilman, McCollum, Dennis, Umbriano, Tabar and Silverio shall be admitted as a "Member" of the Company for all purposes of the Restated LLC Agreement. Each of Umbriano, Tabar and Silverio shall be designated as


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a "Dealer" and a "Dealer Member". Each of Gilman, McCollum and Dennis shall be designated as a "Manager" for all purposes of the Restated LLC Agreement.

         SECTION 1.02. AMENDMENTS TO ARTICLE I. Section 1.01 is hereby amended, effective as of September 1, 2001, as follows:

         (a) The following new definitions are hereby added:

         "DENNIS" means Robert Dennis, as an individual.

         "DENNIS PERCENTAGE" means 0.48%.

         (b) The definition of "Residual Percentage" is hereby amended and restated in its entirety to read as follows:

         "RESIDUAL PERCENTAGE" means 100%, less the Dennis Percentage and the Kendrick Percentage."

         SECTION 1.03. AMENDMENTS TO ARTICLE VI. Section 6.01(b)(ii) is hereby amended and restated, effective as of September 1, 2001, in its entirety to read as follows:

   "(ii) SECOND, the balance of such distribution shall be apportioned to each Member in accordance with their respective Percentage Interests and:

                  (A) the amount so apportioned to Dennis shall be distributed to Dennis, the amount so apportioned to Kendrick shall be distributed to Kendrick; and

                  (B) the amount so apportioned to any Member other than Dennis and Kendrick shall be distributed to Dennis in accordance with the Dennis Percentage, to Kendrick in accordance with the Kendrick Percentage and to such Member in accordance with the Residual Percentage."


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                                   ARTICLE II

                                  MISCELLANEOUS

         SECTION 2.01. RESTATED LLC AGREEMENT. Except as amended hereby, the provisions of the Restated LLC Agreement shall remain in full force and effect and be unaffected hereby.

         SECTION 2.02. ENTIRE AGREEMENT. This Amendment and the Restated LLC Agreement set forth the entire understanding among the parties relating to the subject matter contained herein and merges all prior discussions among them.

         SECTION 2.03. SEVERABILITY. If any one or more of the provisions contained in this Amendment or in any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; PROVIDED, HOWEVER, that in such case the Board of Directors shall endeavor to amend or modify this Amendment (subject to the terms, conditions and requirements set forth in Section 13.02 of the Restated LLC Agreement) to achieve to the extent reasonably practicable the purpose of the invalid provision.

         SECTION 2.04. GOVERNING LAW. THIS AMENDMENT AND ALL ACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).


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         IN WITNESS HEREOF, this Amendment has been be duly adopted by the Board of Directors of the Company as of the day and year first written above.

                                     ASBURY AUTOMOTIVE GROUP L.L.C.

                                     by
                                        ---------------------------
                                        Name:
                                        Title:






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                         SCHEDULE II TO THE RESTATED LLC
                        AGREEMENT AS OF SEPTEMBER 1, 2001












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                         SCHEDULE II TO THE RESTATED LLC
                        AGREEMENT AS OF DECEMBER 31, 2001

















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                                                                      EXHIBIT II





                         SCHEDULE II TO THE RESTATED LLC
                         AGREEMENT AS OF JANUARY 1, 2002